Scout Investments
Scout Small Cap Fund

Supplement dated December 1, 2014 to the Summary Prospectus dated October 31, 2014

The purpose of this supplement is to update the Summary Prospectus regarding adjustments to the definition of “small cap companies” for purposes of the 80% investment policy of the Scout Small Cap Fund.

Effective February 1, 2015, the following change is made to the Summary Prospectus:

The first paragraph in the “Principal Investment Strategies” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States. Any change in this 80% policy approved by the Fund’s Board of Trustees (the “Board”) may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Small cap companies are those that fall within the market capitalization range of the Russell 2000® Growth Index (the “Index”) at the time of purchase. As of December 1, 2014, the market capitalization range for the Index was approximately $27.8 million to $6.84 billion.

You should keep this Supplement for future reference.  Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments